May 1, 2024
Pioneer Equity Income Fund
Supplement to the Prospectus dated March 1, 2024
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John Arege, Managing Director and Director of
Large Cap Value, US of Amundi US (portfolio
manager of the fund since May 2023); and
Sammi Truong, Vice President of Amundi US
(portfolio manager of the fund since 2018)

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the fund's portfolio is the responsibility of John Arege, portfolio manager of the fund since May 2023; and Sammi Truong, portfolio manager of the fund since 2018. Mr. Arege and Ms. Truong are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Mr. Arege, Managing Director and Director of Large Cap Value, US of Amundi US, joined Amundi US in February 2022. Prior to joining Amundi US, he was a Portfolio Manager of Core and Value Equities at Genter Capital Management from 2020 to 2022. Prior to Genter Capital Management, he worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value and Core Equities and Portfolio Manager.

Ms. Truong, a Vice President of Amundi US, joined Amundi US in 2001 and has been an investment professional since 2001.
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©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC